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              [STATE OF FLORIDA; DEPARTMENT OF STATE CERTIFICATE]


I certify the attached is a true and correct copy of the Certificate of Domestication and Articles of Incorporation for WHITEHALL LIMITED, INC., filed on June 24, 1999 effective July 12, 1988, as shown by the records of this office.

The document number of this corporation is P99000057455.


[STATE OF FLORIDA SEAL]                         Given under my hand and the
                                             Great Seal of the State of Florida
                                           at Tallahassee, the Capitol, this the
                                              Twenty-fourth day of June, 1999


                                            /s/ Katherine Harris
                                            -----------------------------------
                                            Katherine Harris
                                            Secretary of State

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                          CERTIFICATE OF DOMESTICATION

The undersigned, Gregory M. Andrews, Vice President, of Cambridge Universal
                 __________________  ______________     ___________________
                     (Name)             (Title)          (Corporation Name)
Corporation, a foreign Corporation, in accordance with Florida Statutes,
___________

section 607.1801 does hereby certify:

1.  The date on which corporation was first formed was July 12, 1988.
                                                       _______  ____

2. The jurisdiction where the above named corporations was first formed, incorporated, or otherwise came into being was Colorado.
                                               ________

3. The name of the corporation immediately prior to the filing of this Certificate of Domestication was Cambridge Universal Corporation.
                                     _______________________________

4. The name of the corporation, as set forth in its articles of incorporation, to be filed pursuant to ss. 607.0202 and 607.0401 with this certificate is Whitehall Limited, Inc.
    ______________________

5. The jurisdiction that constituted the seat, siege, social principal place of business or central administration of the corporation, or any other equivalent thereto under applicable law immediately prior to the filing of the Certificate of Domestication was Colorado.
                                         ________

I am Vice President, of Cambridge Universal Corporation and am authorized to
     ______________     _______________________________
sign this certificate of Domestication on behalf of the corporation and have done so this the _______ day of June 1999.

                             /s/ Gregory M. Andrews
               __________________________________________________
                             (Authorized Signature)

                                  Filing Fee:
            Certificate of Domestication                    $ 50.00
            Articles of Incorporation and Certified Copy    $ 78.75
                                                            -------
            Total to domesticate and file                   $126.75
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                           ARTICLES OF INCORPORATION
                                       OF
                            WHITEHALL LIMITED, INC.



                                ARTICLE I - Name

     The name of the corporation is:

                            WHITEHALL LIMITED, INC.



                          ARTICLE II - Mailing Address

     The mailing address of the corporation shall be:

                              290 Cocoanut Avenue
                            Sarasota, Florida 34236



                          ARTICLE III - Capital Stock

     Section 1. The total number of shares of all classes of stock which the corporation shall have authority to issue is six hundred million (600,000,000) shares.

     The corporation shall have authority to issue two (2) classes of stock. Five hundred million (500,000,000) shares shall be common stock having a par value of $.10 (hereinafter referred to as "Common Stock") and one hundred million (100,000,000) shares shall be preferred stock issuable in series and having a par value of $.10 (hereinafter referred to as "Preferred Stock").

     Section 2. Statement of Preferences, Limitations and Relative Rights in Respect of Shares of Each Class. A description of the different classes of stock and a statement of the
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designation, preferences, voting rights, limitations and relative rights of the holders of stock of such classes are as follows:

     A.  Preferred Stock.

     (1) Shares of Preferred Stock may be issued from time to time in one or more series. The preferences and relative, participating, optional and other special rights of each of such series and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series already outstanding; and the Board of Directors of the corporation is hereby expressly granted authority to fix, by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock,the designations, preferences and relative, participating, optional and other special rights, or the qualifications, limitations or restrictions thereof, of such series, including without limiting the generality of the foregoing, the following:

         (a) The rate, if any, and times at which, and the terms and conditions on which, dividends on the Preferred Stock of such series shall be paid;

         (b) The redemption price or prices, if any, and the times at which, Preferred Stock of such series may be redeemed;

         (c) The rights of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the corporation;

         (d) The terms of the sinking fund or redemption of purchase account, if any, to be provided for the Preferred Stock of such series;


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         (e)  The right, if any, of the holders of Preferred Stock of such series to convert the same into, or exchange the same for, other classes of stock of the corporation and the terms and conditions of such conversion or exchange; and

         (f) The voting powers, if any, of the holders of the Preferred Stock of such series

     (2) All shares of a particular series shall be identical in all respects. The rights of the Common Stock of the corporation may be subject to the preferences and relative, participating, optional and other special rights of the Preferred Stock or each series as fixed from time to time by the Board of Directors as aforesaid.

     (3) The holders of the Preferred Stock, in preference to the holders of the Common Stock of the corporation, may be entitled to receive, if and when declared by the Board of Directors, dividends at the rate established by the Board of Directors at the time of the issuance of the shares of each series. Such dividends, when and if declared, may be cumulative so that if dividends in respect to any dividend period shall not have been paid upon, or declared and set apart for, the Preferred Stock the deficiency shall be fully paid or declared and set apart before any dividends shall be paid upon, or declared or set apart for the Common Stock.

     B.  Common Stock.

     (1) After the requirements with respect to preferential dividends upon the Preferred Stock shall have been met, if such preference be established by the Board of Directors of the corporation, and after the corporation shall have complied with all requirements, if any, with respect to the setting aside of sums as a sinking fund or redemption or purchase

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account for the benefit of any series of Preferred Stock, then and not otherwise, the holders of the Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

     (2) After distribution in full of the preferential amount to be distributed to the holders of all series of the Preferred Stock then outstanding in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

     (3) Each holder of Common Stock shall have one (1) vote for each share of Common Stock held by him in all matters submitted to a vote of the stockholders. Cumulative voting in the election of directors will not be allowed.

     Section 3. There are 7,100,000 shares of common stock of the corporation presently outstanding, no par value, which, with the filing of these Articles of Incorporation shall be reclassified into 2,366,667 shares, $.10 par value.


                    ARTICLE IV - Registered Office and Agent

     The street address of the registered office of this corporation is 290 Cocoanut Avenue and the name of the registered agent of this corporation at that address is J.S. ANDREWS.


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                           ARTICLE V - Incorporator

     The name and address of the person signing these Articles is: J. S. ANDREWS, 290 Cocoanut Avenue, Sarasota, Florida 34236.


                             ARTICLE VI - Officers

     The following persons shall be the officers of the Company:

     President                          Robert Ground
                                        290 Cocoanut Avenue
                                        Sarasota, Florida 34236

     Vice President, Secretary and      Gregory M. Andrews
     Treasurer                          290 Cocoanut Avenue
                                        Sarasota, Florida 34236


                             ARTICLE VII - Bylaws

     The power to adopt, alter, amend or repeal Bylaws of this corporation shall be vested in either the Board of Directors or shareholders; provided; however, that the Board of Directors may not alter, amend or repeal any Bylaws adopted by the shareholders if the shareholders specifically provide that the Bylaw is not subject to alteration, amendment or repeal by the Board of Directors.


                        ARTICLE VIII - Indemnification

     The corporation shall indemnify any officer or director, or any former officer or director, to the full extent permitted by law.


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                      ARTICLE IX - Affiliated Transactions

     The provisions of Chapter 607.0901, Florida Statutes, as amended, shall NOT apply to this corporation.



     WITNESS my hand and seal at Sarasota, Florida this 23 day of June, 1999.



                                       /s/ J.S. Andrews
                                       --------------------------
                                       J.S. ANDREWS, Incorporator



     The undersigned, having been designated in the foregoing Articles of Incorporation as Registered Agent, hereby agrees to accept said designation.



                                       /s/ J.S. Andrews
                                       --------------------------
                                       J.S. ANDREWS


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